Exhibit 99.3

C O N D E N S E D   C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S   ( U N A U D I T E D )

Steward Health Care System LLC

Years Ended December 31, 2018 and 2017

Steward Health Care System LLC

Consolidated Balance Sheets

	December 31
	2018	2017

	(Amounts in Thousands)
Assets
Cash and cash equivalents	$74,258	$69,088
Patient accounts receivable, less allowance for doubtful accounts of $424,396 and $135,535 in 2018 and 2017, respectively	669,094	686,748
Other accounts receivable	266,811	203,132
Income tax receivable	–	63,230
Estimated settlements with third-party payors	10,853	8,865
Inventories	119,407	126,027
Prepaid expenses	48,735	61,204
Other current assets	19,294	18,922

Total current assets	1,208,452	1,237,216

Property and equipment – net	1,339,786	2,655,647
Other assets	119,289	198,060
Goodwill and other intangible assets	548,044	567,253

Total assets	$3,215,571	$4,658,176

Liabilities and members’ deficit
Current liabilities:
Current portion of long-term debt	$17,875	$79,853
Accounts payable and accrued expenses	805,544	690,196
Accrued compensation and benefits	239,900	222,635
Medical claims	155,476	163,458
Estimated settlements with third-party payors	20,221	16,620
Current portion of deferred gain	57,639	6,536
Current portion of sale-leaseback financing obligation	10,891	67,579
Other current liabilities	135,016	105,298

Total current liabilities	1,442,562	1,352,175

Long-term debt – net of current portion and debt issuance costs	1,335,434	1,907,157
Professional liability costs	163,923	138,253
Deferred tax liabilities	479	13,204
Deferred gain – net of current portion	645,665	39,769
Sale-leaseback financing obligation - net of current portion	182,622	1,552,311
Other liabilities	654,444	560,088

Total liabilities	4,425,129	5,562,957

Non-controlling interests with redemption rights	87,835	85,125

Members’ deficit	(1,324,117)	(1,017,634)
Non-controlling interests - non-redeemable	26,724	27,728

Total deficit	(1,297,393)	(989,906)

Total liabilities and members’ deficit	$3,215,571	$4,658,176

Steward Health Care System LLC

Consolidated Statements of Operations

	Year Ended December 31
	2018	2017

	(Amounts in Thousands)

Net patient service revenue	$5,434,043	$3,327,312
Less provision for bad debts	(580,378)	(284,765)

Net patient service revenue, less provision for bad debts	4,853,665	3,042,547
Premium revenue	1,449,638	465,651
Other revenue	322,886	197,443

Total revenues	6,626,189	3,705,641

Expenses:
Salaries, wages, and fringe benefits	2,744,635	1,780,182
Supplies and other expenses	2,628,183	1,561,051
Medical claims expense	1,151,875	363,978
Depreciation and amortization	230,802	154,772
Interest	169,777	108,604
Transaction expenses	–	49,792
Gain on sale-leaseback transaction, net	(3,931)	–
Gain on sale of assets and business	(31,274)	–
Reorganization expenses	5,308	8,859

Total expenses	6,895,375	4,027,238

Loss from operations	(269,186)	(321,597)
Other non-operating income, net	(403)	(2,223)

Loss before income taxes	(268,783)	(319,374)
Income tax expense (benefit)	10,764	(112,193)

Net loss	(279,547)	(207,181)

Net loss (earnings) attributable to non-controlling interests	8,443	(248)

Net loss attributable to Steward Health Care System LLC	$(271,104)	$(207,429)

Steward Health Care System LLC

Consolidated Statements of Comprehensive Loss

	Year Ended December 31
	2018	2017

	(Amounts in Thousands)

Net loss	$(279,547)	$(207,181)
Other comprehensive loss:
Unrealized loss on available-for-sale securities	(5,950)	–
Pension liability adjustment	(1,392)	(2,065)

Other comprehensive loss before income taxes	(7,342)	(2,065)
Income tax expense	–	–

Total other comprehensive loss, net of tax	(7,342)	(2,065)
Net loss (earnings) attributable to non-controlling interests	8,443	(248)

Comprehensive loss attributable to Steward Health Care System LLC	$(278,446)	$(209,494)

Steward Health Care System LLC

Consolidated Statements of Changes in Members’ Deficit

	Members’ Deficit
	Accumulated Deficit	Accumulated Other Comprehensive Loss	Non- controlling interests Non-redeemable	Total Deficit

	(Amounts in Thousands)

BALANCE, JANUARY 1, 2017	$(908,524)	$(1,707)	$-	$(910,231)

Net (loss) income	(207,429)	-	1,189	(206,240)
Pension liability adjustment	-	(2,065)	-	(2,065)
Non-controlling interests acquired	-	-	26,539	26,539
Issuance of convertible preferred interests	100,000	-	-	100,000
Distributions	(89)	-	-	(89)
Equity-based compensation expense	2,180	-	-	2,180

BALANCE, DECEMBER 31, 2017	$(1,013,862)	$(3,772)	$27,728	$(989,906)

Net (loss) income	(271,104)	-	3,196	(267,908)
Pension liability adjustment	-	(1,392)	-	(1,392)
Unrealized loss on available-for-sale securities	-	(5,950)	-	(5,950)
Repurchase of equity	(5,275)	-	-	(5,275)
Distributions	-	-	(4,200)	(4,200)
Adjustment to redemption value of non-controlling interests with redemption rights	(24,942)	-	-	(24,942)
Equity-based compensation expense	2,180	-	-	2,180

BALANCE, DECEMBER 31, 2018	$(1,313,003)	$(11,114)	$26,724	$(1,297,393)

Steward Health Care System LLC

Consolidated Statements of Cash Flows

	Year Ended December 31
	2018	2017

Operating Activities	(Amounts in Thousands)
Net loss	$(279,547)	$(207,181)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	230,802	154,772
Provision for bad debts	580,378	284,765
Equity-based compensation expense	2,180	2,180
Deferred tax, net	(29,589)	(244,051)
Non-cash interest expense	7,963	2,342
Amortization of deferred gains	(15,093)	(6,214)
Gain on sale-leaseback transaction, net	(3,931)	–
Gain on sale of assets and business	(31,274)	(1,953)
Other	–	(6,682)
Increase (decrease) in cash resulting from a change in:
Patient accounts receivable	(563,349)	(315,064)
Establishment of accounts receivable of recent acquisitions	–	(128,634)
Other assets	73,516	(50,816)
Accounts payable, accrued expenses, and other liabilities	267,598	494,372

Net cash provided by (used in) operating activities	239,654	(22,164)
Investing Activities
Purchase of property and equipment	(200,895)	(83,403)
Proceeds from sale of assets and business	57,851	–
Purchase of available-for-sale securities	(7,500)	–
Cost of acquisitions, net of cash acquired	(1,082)	(440,623)
Increase in noncurrent other assets	(4,413)	(51,209)

Net cash used in investing activities	(156,039)	(575,235)
Financing Activities
Payment of debt issuance costs	–	(16,598)
Proceeds from issuance of debt	38,648	15,000
Proceeds under revolving credit facility	30,000	650,000
Payments under revolving credit facility	(80,000)	(35,000)
Repayments of debt and capital lease obligations	(87,448)	(65,994)
Distributions	(12,320)	(89)
Proceeds from preferred equity issuance	–	100,000
Net proceeds from sale-leaseback transaction	42,823	–
Repurchases of equity interests	(5,275)	–
Cash paid for the repurchase of non-controlling interests	(2,348)	–
Other	(2,525)	(745)

Net cash (used in) provided by financing activities	(78,445)	646,574

Net increase in cash and cash equivalents	5,170	49,175
Cash and cash equivalents at beginning of year	69,088	19,913

Cash and cash equivalents at end of year	$74,258	$69,088

Steward Health Care System LLC

Consolidated Statements of Cash Flows (continued)

	2018	2017

Supplemental disclosure of cash flow information	(Amounts in Thousands)
Cash paid for interest	$168,025	$95,640

Net cash paid for income taxes	$–	$58,561

Supplemental schedule of non-cash investing and financing activity
Purchase of property and equipment financed by capital leases	$11,399	$37,735

Reduction of financing obligations resulting from qualifying for sale-leaseback accounting	$2,016,881	$–

Non-cash financing to fund acquisitions	$–	$1,711,300